UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 23, 2006
                                                --------------------------------

                      GS Mortgage Securities Trust 2006-GG6
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                         (Exact name of issuing entity)


                      GS Mortgage Securities Corporation II
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            (Exact name of the depositor as specified in its charter)


    Goldman Sachs Mortgage Company Greenwich Capital Financial Products, Inc.
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             (Exact name of sponsors as specified in their charters)


        Delaware                     333-127968-01             22-3442024
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(State or other jurisdiction   (Commission File Number       (IRS Employer
Employer Identification        of issuing entity)           Indentification No.
of incorporation of depositor)                              of depositor)

                  85 Broad Street
                  New York, New York                              10004
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(Address of principal executive offices of depositor)    (Zip Code of depositor)



Depositor's telephone number, including area code      (212) 902-1000
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On March 23, 2006, GS Mortgage Securities Corporation II (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Wachovia Bank, National Association, as master servicer, ING Clarion Partners, LLP, as special servicer, and Wells Fargo Bank, N.A., as trustee, of GS Mortgage Securities Trust 2006-GG6, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates, having an aggregate initial principal amount of $3,593,754,000, were sold to Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 7, 2006, by and among the Company and the Underwriters.

      On March 23, 2006, the Class X-P, Class X-C, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class R and Class LR Certificates (collectively, the "Private Certificates") were sold to Goldman, Sachs & Co. and Greenwich Capital Markets, Inc., as initial purchasers pursuant to a Certificate Purchase Agreement, dated as of March 7, 2006, by and between the Depositor, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. The Private Certificates were sold or privately placed, as applicable, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from Goldman Sachs Mortgage Company, Greenwich Capital Financial Products, Inc and Commerzbank AG, New York Branch.

      Attached as exhibits are certain agreements and opinion letters that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of March 7, 2006, by and among GS Mortgage Securities Corporation II, as depositor, Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2006, by and among GS Mortgage Securities Corporation II, as depositor, Wachovia Bank, National Association, as master servicer, ING Clarion Partners, LLC, as special servicer and Wells Fargo Bank, N.A., as trustee.

Exhibit 5.1 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March 23, 2006.

Exhibit 8.1 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March 23, 2006 (included as part of Exhibit 5).

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of March 1, 2006 between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, relating to the mortgage loans sold to the depositor by Goldman Sachs Mortgage Company.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Greenwich Capital Financial Products, Inc. and GS Mortgage Securities Corporation II, relating to the mortgage loans sold to the depositor by Greenwich Capital Financial Products, Inc.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Commerzbank AG, New York Branch and GS Mortgage Securities Corporation II, relating to the mortgage loans sold to the depositor by Commerzbank AG, New York Branch

Exhibit 23.1   Consent of Cadwalader, Wickersham & Taft LLP (included as part of
               Exhibit 5).

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 7, 2006                   GS MORTGAGE SECURITIES
                                        CORPORATION II



                                        By:   /s/ Leo Huang
                                            ------------------------------------
                                            Name:   Leo Huang
                                            Title:  CFO

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation S-K                                              Paper (P) or
Exhibit No.          Description                            Electronic (E)
-----------          -----------                            --------------

1                    Underwriting Agreement, dated as of         (E)
                     March 7, 2006, by and among GS
                     Mortgage Securities Corporation II,
                     as depositor, Goldman, Sachs & Co.,
                     Greenwich Capital Markets, Inc.,
                     Credit Suisse Securities (USA) LLC,
                     Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated,  Morgan Stanley & Co.
                     Incorporated and Wachovia Capital
                     Markets, LLC, as underwriters.

4                    Pooling and Servicing Agreement,            (E)
                     dated as of March 1, 2006, by and
                     among GS Mortgage Securities
                     Corporation II, as depositor,
                     Wachovia Bank, National Association,
                     as master servicer, ING Clarion
                     Partners, LLC, as special servicer
                     and Wells Fargo Bank, N.A., as
                     trustee.

5                    Legality Opinion of Cadwalader,             (E)
                     Wickersham & Taft LLP, dated as of
                     March 23, 2006.

8.1                  Tax Opinion of Cadwalader, Wickersham       (E)
                     & Taft LLP, dated as of March 23,
                     2006 (included as part of Exhibit 5).

10.1                 Mortgage Loan Purchase Agreement,           (E)
                     dated as of March 1, 2006 between
                     Goldman Sachs Mortgage Company and GS
                     Mortgage Securities Corporation II,
                     relating to the mortgage loans sold
                     to the depositor by Goldman Sachs
                     Mortgage Company.

10.2                 Mortgage Loan Purchase Agreement,           (E)
                     dated as of March 1, 2006, between
                     Greenwich Capital Financial Products,
                     Inc. and GS Mortgage Securities
                     Corporation II, relating to the
                     mortgage loans sold to the depositor
                     by Greenwich Capital Financial
                     Products, Inc.

10.3                 Mortgage Loan Purchase Agreement,           (E)
                     dated as of March 1, 2006, between
                     Commerzbank AG, New York Branch and
                     GS Mortgage Securities Corporation
                     II, relating to the mortgage loans
                     sold to the depositor by Commerzbank
                     AG, New York Branch

23.1                 Consent of Cadwalader, Wickersham &         (E)
                     Taft LLP (included as part of Exhibit 5).